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                               THE NORTHSTAR FUNDS
                           Prospectus Supplement dated
                      January 16, 1997 to Prospectus dated
                                November 18, 1996

THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUNDS' PROSPECTUS ENTITLED "MANAGEMENT OF THE FUNDS":

Effective January 1, 1997, Geoffrey Wadsworth and John W. Fisher will serve as co-portfolio managers of the Northstar Income and Growth Fund.
Mr. Wadsworth also served as co-manager of the Income and Growth Fund from November 1993 to January 1996. In addition to serving as co-manager of the Northstar Income and Growth Fund, Mr. Wadsworth serves as primary portfolio manager for Northstar Growth Fund. Prior to joining Northstar in 1993, Mr. Wadsworth served as portfolio manager of the National Stock Fund and assistant manager of the National Income and Growth Fund, National Worldwide Opportunities Fund and National Total Return Fund.

Thomas Ole Dial serves as primary portfolio manager of the Northstar High Total Return Fund and Northstar Government Securities Fund. In addition, Mr. Dial serves as co-manager with Peter Bakst for Northstar Balance Sheet Opportunities Fund and co-manager with Michael A. Graves for Northstar Strategic Income
Fund. Mr. Graves has been employed by Northstar since August 1994. From
May 1994 through July 1994, Mr. Graves served as Senior Credit
Analyst of ESL Investments. From August 1990 to August 1993, Mr. Graves served as Senior Credit Analyst of National Securities & Research. From September 1975 to August 1990, Mr. Graves served in the U.S. and Venezuela as a credit and marketing officer of Citibank and Citicorp.

In addition to serving as co-manager with Ole Dial for the Northstar Balance Sheet Opportunities Fund, Mr. Bakst serves as co-manager with Jeffrey Aurigemma for Northstar High Yield Fund. Mr. Aurigemma has been employed as a Senior Credit Analyst by Northstar since October 1993. From September 1989 to August 1993, Mr. Aurigemma served as Senior Credit Analyst of National Securities & Research.

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              THIS SUPPLEMENT SUPERSEDES ALL PRECEDING SUPPLEMENTS.